FOR IMMEDIATE RELEASE            Investor Contact:  David Tucker    281-406-2370
                                 Media Contact:  Marianne Gooch     281-406-2212


       PARKER DRILLING REPORTS SOLID EARNINGS IMPROVEMENT IN FIRST QUARTER

HOUSTON, May 2, 2005 - Parker Drilling Company (NYSE: PKD) today reported net income of $3.9 million, or $0.04 per share, on revenues of $120.2 million for the first quarter ended March 31, 2005, compared to a net loss of $4.9 million or $0.05 per share on revenues of $90.9 million for the first quarter of 2004. The first quarter of 2005 included certain non-routine items that negatively impacted earnings by $0.01 per share. The non-routine items included the premium paid on debt extinguishment, expense related to the vesting of restricted shares partially offset by the change in fair value of derivatives.
     The average utilization of international land rigs for the first quarter of 2005 was 67 percent, which is a significant improvement to the 46 percent reported for the first quarter of 2004. Current utilization is 76 percent for international land rigs. Average utilization of Parker Drilling's Gulf of Mexico barge rigs for the first quarter of 2005 was 77 percent, which is an increase from the 62 percent reported for the first quarter of 2004. Dayrates on Gulf of Mexico barges increased an average of 24 percent for the first quarter of 2005 compared to the same period of the prior year. A portion of the change in utilization for the Gulf of Mexico was due to the transfer of the idle barge rig 72 from Nigeria to the Gulf of Mexico. The rig was refurbished during the first quarter and began work on a new contract last week. Current utilization is 79 percent for Gulf of Mexico barge rigs.
     "This quarter marks the first time we have reported net income since 2001. This return to profitability is the result of our ongoing restructuring of our balance sheet and asset focus. Our improved earnings are due to continued strong utilization enhanced by increasing dayrates in our Gulf of Mexico barge fleet, strong performance from our premium rental tools business, Quail Tools, and reduced interest expense. In addition to the positive earnings for the quarter, we generated sufficient cash to increase the call for redemption on April 21, 2005 of our 10 1/8% Senior Notes to $65 million, by approximately $9.5 million above the proceeds from the add-on financing to our 9 5/8% Senior Notes," said Bobby Parker, president and chief executive officer.
     Capital expenditures for the three months ended March 31, 2005, were $12.6 million. Total debt was $456.0 million at March 31, 2005, and the Company's cash balance was $66.3 million.

     Parker has scheduled a conference call at 10 a.m. CDT (11 a.m. EDT) May 2 to discuss first quarter 2005 results. Those interested in participating in the call may dial in at (303) 262-2137. The conference call replay can be accessed from noon CDT May 2, 2005 through May 9, 2005, by dialing (303) 590-3000 and using the access code 11027810#. Alternatively, the call can be accessed live through the Parker Web site at http://www.parkerdrilling.com. The archived call will be available on the Web for 12 months.
     Parker Drilling is a Houston-based, global energy company specializing in offshore drilling and work over services in the Gulf of Mexico and international land and offshore markets. Parker also owns Quail Tools, a provider of premium industry rental tools. Parker Drilling employs approximately 3,000 people worldwide, and has 56 marketed rigs.

                                       ###

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the Company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2004. Each forward-looking statement speaks only as of the date of this release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                 Consolidated Condensed Statements of Operations
                                   (Unaudited)

                                                                      Three Months Ended March 31,
                                                                    --------------------------------
                                                                        2005                  2004
                                                                    ------------        ------------
                                                                         (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
       U.S. Drilling                                                $     27,117        $     19,759
       International Drilling                                             72,172              56,037
       Rental Tools                                                       20,954              15,103
                                                                    ------------        ------------
TOTAL DRILLING AND RENTAL REVENUES                                       120,243              90,899
                                                                    ------------        ------------

DRILLING AND RENTAL OPERATING EXPENSES
       U.S. Drilling                                                      14,388              12,691
       International Drilling                                             55,803              39,891
       Rental Tools                                                        8,185               6,613
       Depreciation and Amortization                                      16,876              16,249
                                                                    ------------        ------------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                              95,252              75,444
                                                                    ------------        ------------
DRILLING AND RENTAL OPERATING INCOME                                      24,991              15,455
                                                                    ------------        ------------
General and Administrative Expense                                        (6,976)             (6,042)
Gain on Disposition of Assets, Net                                           552                 723
                                                                    ------------        ------------
TOTAL OPERATING INCOME                                                    18,567              10,136
                                                                    ------------        ------------
OTHER INCOME AND (EXPENSE)
       Interest Expense                                                  (11,056)            (13,407)
       Change in Fair Value of Derivative Position                         1,607                  --
       Loss on Extinguishment of Debt                                     (1,429)               (316)
       Other Income (Expense) - Net                                        1,001                  42
                                                                    ------------        ------------
TOTAL OTHER INCOME AND (EXPENSE)                                          (9,877)            (13,681)
                                                                    ------------        ------------
INCOME (LOSS) BEFORE INCOME TAXES                                          8,690              (3,545)
Income Tax Expense                                                         4,852               4,049
                                                                    ------------        ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                   3,838              (7,594)
Discontinued Operations, Net of Taxes                                         91               2,730
                                                                    ------------        ------------
NET INCOME (LOSS)                                                   $      3,929        $     (4,864)
                                                                    ============        ============
EARNINGS (LOSS) PER SHARE - BASIC
       Income (Loss) From Continuing Operations                     $       0.04        $      (0.08)
       Discontinued Operations, Net of Taxes                        $       0.00        $       0.03
       Net Income (Loss)                                            $       0.04        $      (0.05)

EARNINGS (LOSS) PER SHARE - DILUTED
       Income (Loss) From Continuing Operations                     $       0.04        $      (0.08)
       Discontinued Operations, Net of Taxes                        $       0.00        $       0.03
       Net Income (Loss)                                            $       0.04        $      (0.05)

AVERAGE COMMON SHARES OUTSTANDING
       Basic                                                          94,948,637          93,594,900
       Diluted                                                        96,145,661          93,594,900

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)

                                                                March 31, 2005       December 31, 2004
                                                                --------------       -----------------
                                                                       (Dollars in Thousands)
                        ASSETS
CURRENT ASSETS
       Cash and Cash Equivalents                                  $ 66,265              $ 44,267
       Accounts and Notes Receivable, Net                          104,545                99,315
       Rig Materials and Supplies                                   20,210                19,206
       Deferred Costs                                               11,297                13,546
       Other Current Assets                                         12,572                 9,818
                                                                  --------              --------
              TOTAL CURRENT ASSETS                                 214,889               186,152
                                                                  --------              --------

PROPERTY, PLANT AND EQUIPMENT, NET                                 377,457               382,824

ASSETS HELD FOR SALE                                                 2,322                23,665

OTHER ASSETS
       Goodwill                                                    107,606               107,606
       Other Assets                                                 24,207                26,343
                                                                  --------              --------
              TOTAL OTHER ASSETS                                   131,813               133,949
                                                                  --------              --------

TOTAL ASSETS                                                      $726,481              $726,590
                                                                  ========              ========

              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Current Portion of Long-Term Debt                          $     --              $     24
       Accounts Payable and Accrued Liabilities                    109,046                87,329
                                                                  --------              --------
              TOTAL CURRENT LIABILITIES                            109,046                87,353
                                                                  --------              --------

LONG-TERM DEBT                                                     455,951               481,039

OTHER LIABILITIES                                                    6,013                 9,281

STOCKHOLDERS' EQUITY                                               155,471               148,917
                                                                  --------              --------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $726,481              $726,590
                                                                  ========              ========

Current Ratio                                                         1.97                  2.13

Total Long Term Debt as a Percent of Capitalization                    75%                   76%

Book Value Per Common Share                                       $   1.63              $   1.57

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)


                                                                            THREE MONTHS ENDED
                                                                  -------------------------------------
                                                                         MARCH 31,         DECEMBER 31,
                                                                  ----------------------   ------------
                                                                     2005         2004         2004
                                                                  ---------    ---------    ---------
                                                                         (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
    U.S. Drilling                                                 $  27,117    $  19,759    $  25,303
    International Land Drilling                                      56,552       44,486       56,502
    International Offshore Drilling                                  15,620       11,551        8,106
    Rental Tools                                                     20,954       15,103       19,889
                                                                  ---------    ---------    ---------
      Total Drilling and Rental Revenues                            120,243       90,899      109,800
                                                                  ---------    ---------    ---------

DRILLING AND RENTAL OPERATING EXPENSES
    U.S. Drilling                                                    14,388       12,691       15,530
    International Land Drilling                                      42,322       29,748       40,727
    International Offshore Drilling                                  13,481       10,143        5,506
    Rental Tools                                                      8,185        6,613        8,154
                                                                  ---------    ---------    ---------
      Drilling and Rental Operating Expenses                         78,376       59,195       69,917
                                                                   ---------    ---------    ---------

DRILLING AND RENTAL OPERATING INCOME
    U.S. Drilling                                                    12,729        7,068        9,773
    International Land Drilling                                      14,230       14,738       15,775
    International Offshore Drilling                                   2,139        1,408        2,600
    Rental Tools                                                     12,769        8,490       11,735
    Depreciation and Amortization                                   (16,876)     (16,249)     (18,642)
                                                                  ---------    ---------    ---------
      Total Drilling and Rental Operating Income                     24,991       15,455       21,241

    General and Administrative Expense                               (6,976)      (6,042)      (5,455)
    Provision for Reduction in Carrying Value of Certain Assets          --           --       (6,562)
    Gain on Disposition of Assets, Net                                  552          723        2,328
                                                                  ---------    ---------    ---------
TOTAL OPERATING INCOME                                            $  18,567    $  10,136    $  11,552
                                                                  =========    =========    =========



                          Marketable Rig Count Summary
                              As of March 31, 2005


                                                                                                Total
                                                                                               -------
U.S. Gulf of Mexico Barge Rigs
    Workover                                                                                      6
    Intermediate                                                                                  4
    Deep                                                                                          9
                                                                                               -------
Total U.S. Gulf of Mexico Barge Rigs                                                             19
                                                                                               -------
International Land Rigs
    Asia Pacific                                                                                 10
    Africa/Middle East                                                                            1
    Latin America                                                                                14
    CIS                                                                                           8
                                                                                               -------
             Total International Land Rigs                                                       33

INTERNATIONAL BARGE RIGS
    Mexico                                                                                        1
    Nigeria                                                                                       2
    Caspian Sea                                                                                   1
                                                                                               -------
             Total International Barge Rigs                                                       4


                                                                                               -------
Total International Rigs                                                                         37
                                                                                               -------


                                                                                               -------
             Total Marketable Rigs                                                               56
                                                                                               =======